UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2020

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

66 South Hanford Street, Suite 150, Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Item 1.01.	Entry into a Material Definitive Agreement

On February 4, 2020,  Jones Soda Co. (the “Company”) entered into a First Amendment to Lease (the “Lease Amendment”) with 66th South Hanford Street, LP, a Washington limited partnership (“Landlord”). The Lease Amendment was effective as of February 4, 2020, and modifies the Lease dated as of December 31, 2014 between the Company and Landlord (the “Lease”) for the Company’s headquarters in Seattle, Washington.

Under the Lease Amendment, the Company will continue to occupy the same premises for its headquarters, and the term of the Lease, which was scheduled to expire on February 28, 2020,  is extended through February 28, 2025.  The monthly base rent will remain the same through the end of the current term; thereafter, monthly base rent shall be:  (a) from March 1, 2020 through February 28, 2021,  $9,667.12 per month plus an amount equal to the Company’s pro rata share of taxes, utilities and other operating expenses, and common area maintenance expenses (“NNN”); (b) from March 1, 2021 through February 28, 2022, $9,957.13 plus NNN; (c) from March 1, 2022 through February 28, 2023, $10,255.85 plus NNN; (d) from March 1, 2023 through February 29, 2024, $10,563.52 plus NNN; and (e) from March 1, 2024 through February 28, 2025, $10,880.43 plus NNN. The Lease Amendment also contains an option by the Company to extend the Lease for one additional five-year term on the terms set forth in the Lease Amendment, subject to an adjustment of the monthly base rent to market rent for similar properties in the area. Finally, the Lease Amendment provides that the Landlord shall make certain minor improvements to the premises and includes $3,000 of tenant improvement rent credits.

A copy of the Lease Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the Lease Amendment does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Lease Amendment.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Lease dated February 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

0

JONES SODA CO. (Registrant)

February 10, 2020	By:	/s/ Jennifer L. Cue
Jennifer L. Cue President, Chief Executive Officer and Acting Principal Financial Officer